EXHIBIT 10.2

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2019, is among CONCHO RESOURCES INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of May 9, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;
WHEREAS, the parties hereto desire to enter into this Amendment to amend certain terms of the Credit Agreement in certain respects as provided in this Amendment.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Lenders hereby agree as follows:
SECTION 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement.
SECTION 2.    Amendments to Credit Agreement.
(a)    Section 1.1(a) of the Credit Agreement is hereby amended by inserting the definitions of “BHC Act Affiliate”, “Covered Entity”, “Default Right” and “QFC” (each in their alphabetically appropriate location):
““BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.”
““Covered Entity” shall mean any of the following:
(a)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).”

““Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.”
““QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
(b)    Section 1.1(a) of the Credit Agreement is hereby amended by deleting the definition of “Swap Termination Value”.
(c)    The definition of “Hedge Agreements” in Section 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Hedge Agreements” shall mean, in each case solely to the extent that such transaction references the price of crude oil or natural gas (including natural gas liquids), or such transaction has the purpose and effect of fixing or limiting interest rates or obtaining variable interest rates on a principal or notional amount, (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, (i) agreements or obligations to physically sell any commodity shall not be considered Hedge Agreements and (ii) any Hedge Agreements and any agreements or transactions described in clauses (a) or (b) of this definition shall not be entered into for speculative purposes.”
(d)    Section 10.10 of the Credit Agreement is hereby amended by deleting the text in clause (a)(i) thereof and replacing such text with “[Reserved];”.
(e)    The Credit Agreement is hereby amended by inserting the following new Section 13.29 immediately following the existing Section 13.28:
13.29    Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
SECTION 3.    Representations and Warranties, Etc. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Amendment Effective Date:
(a)    all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case any such representation or warranty is true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such earlier date);
(b)    the Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;
(c)    the Credit Agreement as amended hereby and each other Credit Document constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and
(d)    no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.
SECTION 4.    Ratification. The Borrower hereby ratifies and confirms, as of the Amendment Effective Date, (a) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Credit Documents. As of the Amendment Effective Date, the Credit Agreement and each other Credit Document remains in full force and effect.
SECTION 5.    Effectiveness. This Amendment will take effect on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, the Administrative Agent and the Lenders constituting Majority Lenders. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.    Acknowledgment and Approval of QFC Stay Rules by Guarantors. Each of the undersigned Guarantors joins this Amendment solely for purposes of acknowledging and approving the provisions of Section 13.29 of the Credit Agreement, together with the related definitions, each as incorporated in the Credit Agreement by this Amendment, and further acknowledges that such provisions apply to all Credit Documents, including the Guarantee as if incorporated therein.
SECTION 7.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 8.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.    Integration. This Amendment and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Credit Parties, the Administrative Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
SECTION 10.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement (including any Affiliate of a Letter of Credit Issuer that issues any Letter of Credit).
SECTION 12.    Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Amendment and (b) this Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the Amendment Effective Date.

CONCHO RESOURCES INC., as Borrower

By:    /s/ Brenda R. Schroer
Name:    Brenda R. Schroer

Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG OPERATING LLC
CONCHO OIL & GAS LLC
QUAIL RANCH LLC
COG REALTY LLC
COG HOLDINGS LLC
DELAWARE RIVER SWD, LLC
COG PRODUCTION LLC
MONGOOSE MINERALS LLC
RSP PERMIAN, L.L.C.
each as Guarantor

By:    /s/ Brenda R. Schroer
Name:    Brenda R. Schroer

Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG ACREAGE LP
as Guarantor

By: COG Production LLC, its general partner

By:    /s/ Brenda R. Schroer
Name:    Brenda R. Schroer

Title:	Senior Vice President, Chief Financial Officer and Treasurer

RSP PERMIAN, INC., as Guarantor

By:    /s/ Brenda R. Schroer
Name:    Brenda R. Schroer

Title:	Senior Vice President, Chief Financial Officer and Treasurer
JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Darren Vanek

Name:	Darren Vanek

Title:	Authorized Officer

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alia Qaddumi

Name:	Alia Qaddumi

Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Persky

Name:	Matthew Persky

Title:	Vice President

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Gumaro Tijerina

Name:	Gumaro Tijerina

Title:	Managing Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Brewster

Name:	Mark Brewster

Title:	Vice President

Citibank, N.A.,
as a Lender

By:	/s/ Peter Kardos

Name:	Peter Kardos

Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:	/s/ Doreen Barr

Name:	Doreen Barr

Title:	Authorized Signatory

By:	/s/ Christopher Zybrick

Name:	Christopher Zybrick

Title:	Authorized Signatory

ING Capital,
as a Lender

By:	/s/ Juli Bieser

Name:	Juli Bieser

Title:	Managing Director

By:	/s/ Michael Price

Name:	Michael Price

Title:	Managing Director

MUFG Union Bank, N.A., as a Lender

By:	/s/ Stephen W. Warfel

Name:	Stephen W. Warfel

Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sandra Salazar

Name:	Sandra Salazar

Title:	Managing Director

Royal Bank of Canada,
as a Lender

By:	/s/ Emilee Scott

Name:	Emilee Scott

Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara R. McLean

Name:	Tara R. McLean

Title:	Senior Vice President

Branch Banking and Trust Company,
as a Lender

By:	/s/ James Giordano

Name:	James Giordano

Title:	Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH,
as a Lender

By:	/s/ Scott W. Danvers

Name:	Scott W. Danvers

Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard

Name:	Donovan C. Broussard

Title:	Authorized Signatory

COMERICA BANK,
as a Lender

By:	/s/ Mark Fuqua

Name:	Mark Fuqua

Title:	Executive Vice President

Compass Bank,
as a Lender

By:	/s/ Mark H. Wolf

Name:	Mark H. Wolf

Title:	Senior Vice President

DNB Capital, LLC,
as a Lender

By:	/s/ James Dee Grubb

Name:	James Dee Grubb

Title:	First Vice President

By:	/s/ Einar Gulstad

Name:	Einar Gulstad

Title:	Senior Vice President

KeyBank National Association,
as a Lender

By:	/s/ David M. Bornstein

Name:	David M. Bornstein

Title:	Senior Vice President

REGIONS BANK,
as a Lender

By:	/s/ Miles Matter

Name:	Miles Matter

Title:	Vice President

Signature Page - Concho Resources Inc.
Third Amendment to Second Amended and Restated Credit Agreement